Exhibit (D)



                         NOTICE OF WITHDRAWAL OF TENDER

                REGARDING LIMITED LIABILITY COMPANY INTERESTS IN

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 28, 2006


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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                 RECIEVED BY PFPC INC. EITHER BY MAIL OR FAX BY,
                          12:00 MIDNIGHT, EASTERN TIME,
           ON FRIDAY, OCTOBER 27, 2006, UNLESS THE OFFER IS EXTENDED.

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                COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY
                                FAX OR MAIL TO:

               Columbia Management Multi-Strategy Hedge Fund, LLC
                                  c/o PFPC Inc.
                                  P.O. Box 219
                               Claymont, DE 19703
                         Attention: Columbia Management
                           Tender Offer Administrator

                           For additional information:
                              Phone: (302) 791-2810
                               Fax: (302) 791-2790

             YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF
                      WITHDRAWAL IS RECEIVED BY PFPC INC.



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




Ladies and Gentlemen:

         The undersigned hereby withdraws the tender of its limited liability company interest in COLUMBIA MANAGEMENT MULTI-STRATEGY FUND, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_____________________.

         This tender was in the amount of:

            [ ]  Entire  limited   liability   company   interest  in  the  Fund
                 ("Interest")

            [ ]  Portion  of  Interest  expressed  as a specific  dollar  value:
                 $_____________________

         The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (INCLUDING SPOUSES INVESTED JOINTLY):


-------------------------------------------------             --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)


-------------------------------------------------             --------------------------------------------------
Name of Signatory (please print)                              Name of Signatory (please print)


-------------------------------------------------             --------------------------------------------------
Title of Authorized Person (please print)                     Title of Authorized Person (please print)

FOR ENTITY INVESTORS (E.G., TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS, AND PARTNERSHIPS):
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



-------------------------------------------------             --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)


-------------------------------------------------             --------------------------------------------------
Name of Signatory (please print)                              Name of Signatory (please print)


-------------------------------------------------             --------------------------------------------------
Title of Authorized Person (please print)                     Title of Authorized Person (please print)




-------------------------------------------------             --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)


-------------------------------------------------             --------------------------------------------------
Name of Signatory (please print)                              Name of Signatory (please print)


-------------------------------------------------             --------------------------------------------------
Title of Authorized Person (please print)                     Title of Authorized Person (please print)

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